UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2005

ActivCard Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 23, 2005, the Compensation Committee of ActivCard Corp. (the “Company”) approved the payment of cash bonuses to the Company’s executive officers. The bonuses were based on individual and overall Company performance in fiscal 2005 and were in the following respective amounts:

Ben C. Barnes, Chief Executive Officer $45,000

Yves Audebert, President and Chief Strategy Officer $42,000

Ragu Bhargava, Senior Vice President, Finance and Chief Financial Officer $30,000

Jason Hart, Senior Vice President, Sales and Marketing $4,279

Stacey Soper, Senior Vice President of Products $67,567

Dominic Fedronic, Chief Technology Officer $64,949

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivCard Corp. (registrant)

Date:	November 30, 2005	By:	/s/ Ragu Bhargava
Ragu Bhargava Senior Vice President and Chief Financial Officer